Exhibit 10.2

NOTE EXCHANGE AGREEMENT

THIS NOTE EXCHANGE AGREEMENT (this “Agreement”) is dated as of December 15, 2015, between Authentidate Holding Corp., a Delaware corporation with its address at Authentidate Holding Corp., Connell Corporate Center, 300 Connell Drive, Berkeley Heights, New Jersey 07922 (the “Company”) and Lazarus Investment Partners LLLP (the “Holder”), with its address as set forth on the signature page to this Agreement.

Recitals

WHEREAS, pursuant to the terms and conditions of this Agreement, the Company hereby offers to the Holder a new promissory note in the principal amount of $532,811 (which principal amount is inclusive of the accrued but unpaid interest on the Original Note) (the “New Note”) and additional common stock purchase warrants (the “Additional Warrants”) and the Holder, wishes to purchase and acquire the New Note and Additional Warrants in exchange for the promissory Note held by the Holder in the original principal amount of $500,000 dated as of April 24, 2015 (“Original Note”) upon the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby agreed and acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the New Note or Additional Warrants (as defined herein); and (b) the following terms have the meanings set forth in this Section 1:

“Additional Warrants” means, collectively, the Common Stock purchase warrants delivered to the Holder at the Closing in accordance with Section 2.2(a) hereof, which shall be in the form of Exhibit B attached hereto.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control”, when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to: (i) the Holders’ obligations to surrender the Original Note and (ii) the Company’s obligations to deliver the New Note and Additional Warrants have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“New Note” means the note due, subject to the terms therein, on the one year anniversary of the date on which it is issued, as issued by the Company to the Holder hereunder, in the principal amount of $532,811 (which principal amount is inclusive of the accrued but unpaid interest on the Original Note) in the form of Exhibit A attached hereto.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Required Approvals” shall have the meaning ascribed to such term in Section 4(d).

“Required Minimum” means, as of any date, 125% of the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise of all Additional Warrants ignoring any exercise limits set forth therein.

“Securities” means the New Note, the Additional Warrants and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 15.1% of the issued and outstanding Common Stock on the Closing Date.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board or the OTC Markets Inc. (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the New Note and the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Underlying Shares” means the shares of Common Stock issuable upon exercise of the Additional Warrants.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Additional Warrants.

2. Securities Exchange.

2.1 Closing

(a) Upon the following terms and subject to the conditions contained herein, Holder agrees to exchange with the Company the Original Note and Holder shall deliver and surrender to the Company at its principal offices for cancellation the Original Note held by Holder, free and clear of any liens, claims, charges, security interest or other legal or equitable Encumbrances in exchange for: (A) a New Note in the aggregate principal amount equal to the principal amount of the Original Note, plus accrued and unpaid interest thereon through the date hereof; and (B) Additional Warrants to purchase an aggregate of 1,000,000 shares of Common Stock with an exercise price of $0.30 per share. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Company’s counsel or such other location and on such Business Day as the parties shall mutually agree.

(b) At Closing, the New Note and Additional Warrants issued in exchange for cancellation of the Original Note shall be deemed the full and final consideration for the cancellation of the Original Note, and notwithstanding anything to the contrary contained in the Original Note or otherwise, the Company and Holder hereby agree that upon the Closing: (i) the Company’s obligations under the Original Note held by Holder shall be deemed cancelled and replaced with the Company’s obligations under the New Note; and (ii) the Original Note shall automatically terminate and have no further force and effect (other than those specific provisions which pursuant to the terms and provisions of the Original Note expressly survive termination).

(c) Holder further agrees that it will write “CANCELLED” on the original of the Original Note surrendered to the Company pursuant to this Agreement and initial such phrase and return the originally executed version of the Original Note to the Company. Notwithstanding the foregoing, however, in the event the Holder does not inscribed the phrase “CANCELLED” on the Original Note, it hereby authorizes the Company’s agents and officers to write such phrase on the Original Note. In the event Holder has lost his, her or its Original Note, or such Original Note was lost, stolen or destroyed, Holder shall, instead of returning the Original Note, execute and deliver to the Company an affidavit of loss and indemnification undertaking (in a form acceptable to the Company) with respect to such Original Note and in which instrument the Holder acknowledges that the Original Note is cancelled.

2.2 Deliveries.

(a) On or prior to the Closing Date (except as otherwise provided below), the Company shall deliver or cause to be delivered to Holder the following: (i) this Agreement duly executed by the Company; (ii) the New Note with a principal amount equal to the principal amount of the Holder’s Original Note (plus accrued and unpaid interest thereon through the date hereof), registered in the name of Holder (such original New Note may be delivered within three Trading Days following Closing Date); (iii) the Additional Warrants with an exercise price per share equal to $0.30, subject to adjustment as provided therein (such original Additional Warrant certificate may be delivered within three Trading Days following the Closing Date) registered in the name of Holder and otherwise in the form of Exhibit B annexed hereto; and (iv) such other documents relating to the transactions contemplated by this Agreement as the Holder or its counsel may reasonably request.

(b) On or prior to the Closing Date, Holder shall deliver or cause to be delivered to the Company, as applicable, the following: (i) this Agreement duly executed by Holder; (ii) the Holder’s Original Note (or an affidavit of loss and indemnity undertaking with respect thereto, in a form reasonably acceptable to the Company); (iii) the lockup and voting agreements duly executed by the Holder, as contemplated by Section 5.8, below; and (iv) such other documents relating to the transactions contemplated by this Agreement as the Company or its counsel may reasonably request.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the satisfaction, or waiver by the Company, of the following conditions: (i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Holder contained herein (unless as of a specific date therein in which case they shall be accurate as of such date); (ii) all obligations, covenants and agreements of the Holder required to be performed at or prior to the Closing Date shall have been performed; (iii) the delivery by the Holder of the items set forth in Section 2.2(b) of this Agreement; (iv) the Company shall have received from the Holder the signed lockup agreement and voting agreement as referred to in Section 5.8 below; and (v) the Company shall have received any Required Approvals necessary to conduct the Closing.

(b) The obligations of the Holder hereunder in connection with the Closing are subject to the satisfaction, or waiver by the Holder, of the following conditions: (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein); (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; and (iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement.

2.4 Status of Original Note. Holder hereby expressly agrees that effective as of the date of this Agreement, as first set forth above, that the maturity date of the Original Note is hereby further extended until the date that is the Closing Date and that the definition of the term “Maturity Date” as set forth in the Original Note is hereby amended to be “the Closing Date as contemplated by that certain Note Exchange Agreement dated as of December 15, 2015 between the Company and the Holder”. Accordingly, from and after the date hereof, each reference in the Original Note to the Original Note (or words of like import) shall mean and be a reference to the Original Note as amended by hereby.

3. Representations, Warranties and Covenants of Holder. Holder hereby makes the following representations and warranties to the Company, and covenants for the benefit of the Company.

(a) Due Organization and Authorization; Binding Agreement. Holder is duly organized and validly existing under the laws of the jurisdiction of its organization. Holder has full right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by Holder and (assuming due authorization, execution and delivery by the Company) constitutes the valid and binding obligation of Holder enforceable against Holder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law), which may affect the availability of specific performance, injunctive relief and other equitable remedies, and except that indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not: (i) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Holder is a party or by which the Holder’s properties or assets are bound; or (ii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Holder or by which any property or asset of the Holder are bound or affected, except, in each case, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect the Holder’s ability to perform its obligations under this Agreement.

(c) Holder Status. At the time Holder was offered the New Note and Additional Warrants, it was, and as of the date hereof it is, and on each date on which it exercises any Additional Warrants it will be either: (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act; or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Holder is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Holder has sufficient knowledge and experience in financial matters as to be capable of evaluating the risks and merits of the transaction contemplated hereby. Holder is able to bear the economic risk of its investment in the New Note and Additional Warrants for an indefinite period of time, is able to afford a complete loss of such investment, and acknowledges that no public market exists for the New Note and Additional Warrants and that there is no assurance that a public market will ever develop for such securities. Neither, the New Note, the Additional Warrants, nor the Underlying Shares have been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

(d) Information. Holder has reviewed, or has had the opportunity to review, with the assistance of professional and legal advisors of its choosing, sufficient information (including all documents filed or furnished to the Commission by the Company) and has had sufficient access to the Company necessary for Holder to decide to exchange its Original Note for the New Note and Additional Warrants in accordance with this Agreement.

(e) Certain Disqualification Events. Neither the Holder, nor any director, executive officer, other member or officer of the Holder participating in the transactions contemplated by this Agreement, any beneficial owner of 20% of more of the Holder’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Holder in any capacity at the time of sale (each a “Holder Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (3) (provided that the foregoing exception shall not be available hereunder with respect to Rule 506(d)(2)(iv) for any Disqualification Event of which the Company did not know as a result of the Holder’s failure to disclose such Disqualification Event to the Company). Holder has exercised reasonable care to determine: (i) the identity of each person that is a Holder Covered Person; and (ii) whether any Holder Covered Person is subject to a Disqualification Event.

(f) Own Account. The Holder is and will be acquiring the Securities for the Holder’s own account, for investment purposes, and not with a view to any resale or distribution in whole or in part, in violation of the Securities Act or any applicable securities laws; provided, however, that by making the representations herein, the Holder does not agree to hold such Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition.

(g) Restricted Securities. The Holder understands that the securities purchased hereunder, including the Underlying Shares, are “restricted securities,” as that term is defined in the Securities Act and the rules thereunder, have not been registered under the Securities Act, and that none of the Securities can be sold or transferred unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or an exemption from registration under the Securities Act is available (and then the Securities may be sold or transferred only in compliance with such exemption and all applicable state and other securities laws). Holder acknowledges that all certificates representing any of the New Note, the Additional Warrants and the Underlying Shares will bear a restrictive legend in a form as set forth below and hereby consents to the transfer agent for the Company’s Common Stock making a notation on its records to implement the restrictions on transfer described herein. Holder further understands that except as provided in the Transaction Documents: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, must be held indefinitely and may not be offered for sale, sold, assigned or transferred unless: (A) subsequently registered thereunder; (B) Holder shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; or (C) Holder provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission thereunder; and (iii) except as set forth in the Transaction Documents, neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(h) Reliance on Representations. Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Holder set forth herein in order to determine the availability of such exemptions and the eligibility of Holder to acquire the Securities. The Holder undertakes to immediately notify the Company of any change in any statement or other information relating to the Holder which takes place prior to the Closing time. No Person has made any written or oral representations to the Holder that: (i) any Person will resell or repurchase the New Notes, the Additional Warrants or the Underlying Shares; (ii) that any Person will refund all or any part of the Purchase Price; or (iii) as to the future price or value of the shares of Common Stock of the Company.

(i) No Brokers. The Holder has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders’ structuring fees, financial advisory fees or other similar fees in connection with any of the transactions contemplated by this Agreement.

(j) No General Solicitation. The Holder acknowledges that the Securities were not offered to the Holder by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio; or (ii) any seminar or meeting to which the Holder was invited by any of the foregoing means of communications.

(k) Representations Regarding Original Note. The Holder owns and holds, beneficially and of record, the entire right, title, and interest in and to the Original Note held by it, free and clear of any and all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or Encumbrances other than restrictions under the Securities Act and other applicable federal and state securities laws. Holder has not, in whole or in part, (x) assigned, transferred, hypothecated, pledged or otherwise disposed of the Original Note or its rights in such Original Note, or (y) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to such Original Note which would limit the Holder’s power to transfer the Original Note hereunder. Holder has the sole and unencumbered right and power to transfer and dispose of the Original Note, and such Original Note is not subject to any agreement, arrangement or restriction with respect to the voting or transfer of the Original Note, except for this Agreement. No additional consideration for any purpose shall be due to Holder at Closing, with respect to the Original Note, other than the New Note and Additional Warrants. Upon delivery of the Original Note to the Company for cancellation (as contemplated by this Agreement), the Company will receive good and marketable title to the Original Note, free and clear of all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or Encumbrances. The Original Note being surrendered by it for cancellation pursuant to this Agreement represents all of the Original Note of the Company in which Holder owns any legal or beneficial interest. No Event of Default (as defined in the Original Note) has been declared by the Holder under the Original Note and no Event of Default exists or is continuing with respect to the Original Note.

(l) No Representations. No person or entity, other than the Company, has been authorized to give any information or to make any representation on behalf of the Company in connection with the offering of Securities, and if given or made, such information or representations have not been relied upon by the Holder as having been made or authorized by the Company. The only representations and warranties made by the Company in connection with the offering of Securities are those contained in this Agreement, and the only information made available by the Company in connection with the offering of Securities is contained in this Agreement.

(m) No Legal, Tax or Investment Advice. Holder understands that the tax consequences of the transactions contemplated by this Agreement are complex, and accordingly Holder represents and warrants that it understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to him, her or it in connection with this Agreement and the transactions contemplated herein, constitutes legal, tax or investment advice. Holder has consulted such legal, tax and investment advisors as he, she or it, in his, her or its sole discretion, has deemed necessary or appropriate in the circumstances. Holder is not relying on the Company or any of its respective affiliates or agents, including its counsel and accountants, for any tax advice regarding the tax consequences of the transactions contemplated by this Agreement.

4. Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Holder, and covenants for the benefit of the Holder, as follows:

(a) Due Organization. The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document; (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole; or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b) Due Authorization; Binding Agreement; No Conflicts. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the Required Approvals and except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) Validity of New Note and Additional Warrants. The New Note issued pursuant to this Agreement and Additional Warrants, when delivered in exchange for the Original Note in accordance with this Agreement, will be the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law). The Warrant Shares, when paid for and issued in accordance with the terms of the Additional Warrants, will be validly issued, fully paid and non-assessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for herein and in the Transaction Documents.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) those that have previously been obtained; (ii) the filings required pursuant to the Exchange Act; (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Warrant Shares for trading thereon in the time and manner required thereby; (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws; and (v) in connection with obtaining Shareholder Approval (as defined in Section 5.4 below) (collectively, the “Required Approvals”). Company will use commercially reasonable efforts to promptly and timely obtain or satisfy the Required Approvals.

5. Other Agreements.

5.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Holder, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Holder under this Agreement.

(b) The Holders agree to the imprinting, so long as is required by this Section 5.1, of a legend on any of the Securities substantially in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c) Holder agrees with the Company that Holder will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 5.1 is predicated upon the Company’s reliance upon this understanding.

5.2 Reservation and Listing of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in an amount no less than the Required Minimum. If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible, including by calling a meeting of the Company’s shareholders for such purpose. The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the number of shares of Common Stock issuable upon exercise of the Additional Warrants on the date of such application; (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter; (iii) provide to the Holder evidence of such listing or quotation; and (iv) maintain the listing or quotation of such Common Stock on any date on such Trading Market or another Trading Market.

5.3 Limitations on Exercise. Notwithstanding anything in this Agreement or any of the other agreements and instruments executed in accordance with this Agreement to the contrary, subject to receipt of the approval of the Company’s stockholders, the Company shall not issue, and no Holder shall be permitted to acquire or purchase (whether upon exercise of the Additional Warrants or otherwise) any shares of Common Stock if and to the extent that the purchase and issuance of such shares of Common Stock would cause the Company to exceed the aggregate number of shares of Common Stock which the Company may issue or be deemed to have issued without breaching the Company’s obligations under the applicable rules and regulations of the Nasdaq Stock Market (including, without limitation, Nasdaq Listing Rule 5635) or such other Trading Market on which the Company’s shares of Common Stock are then listed or quoted for trading (the “Exchange Cap”). Accordingly, if stockholder approval would be required under the applicable listing rules of the Nasdaq Stock Market or such other Trading Market on which the Company’s shares of Common Stock are then listed or quoted for trading (the “Principal Market”), then in the absence of such stockholder approval, in no event shall a Holder be permitted to acquire shares of Common Stock upon exercise of the Additional Warrants in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the principal amount of the New Note issued to Holder pursuant to this Agreement on the relevant Closing Date and the denominator of which is the aggregate principal amount of all new promissory notes issued pursuant to this Agreement and in transactions with one or more other holders of promissory notes exchanging such notes for new notes and additional warrants (the “Exchange Cap Allocation”). In the event that Holder shall sell or otherwise transfer the New Note or Additional Warrants issued hereunder, the transferee thereof shall be allocated a pro rata portion of Holder’s Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee.

5.4 Shareholder Approval. Solely in the event that the Company determines that it is required in order to permit the full exercise of the Additional Warrants issued pursuant to this Agreement into shares of Common Stock in accordance with applicable listing rules of the Principal Market (the “Shareholder Approval”), the Company shall hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) as soon as reasonably practicable and in no event later than May 31, 2016, for the purpose of obtaining Shareholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. If the Company does not obtain Shareholder Approval at the first special meeting, the Company shall call a meeting every three (3) months thereafter to seek Shareholder Approval until the earlier of the date Shareholder Approval is obtained or the New Notes are no longer outstanding. Each Holder further agrees that it shall not be entitled to vote the shares of Common Stock of the Company issuable to it pursuant to the terms of this Agreement, including pursuant to the exercise of any Additional Warrants, at any meeting of the Company’s stockholders convened to vote on a proposal to enable the Company to issue the Underlying Shares in excess of 15.1% of the issued and outstanding Common Stock of the Company.

5.5 Fees and Expenses. Each party hereto shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.6 Modification of Certain Warrants. Effective on the Closing Date, the Company and Holder agree that the expiration date of the Original Warrants (as defined below), is hereby amended such that from and after such Closing Date, the term “Expiration Date” shall be December 15, 2022. The term “Original Warrants”, as used herein, shall mean those certain common stock purchase warrants issued by the Company to the Holder on or about the following dates: October 13, 2010, October 13, 2011, March 14, 2012, April 11, 2012, in two issuances on September 28, 2012, June 11, 2013 and September 3, 2014.

5.7 Piggyback Registration Rights. Holder and the Company agree that the Holder shall be entitled to the registration rights with respect to the Underlying Shares as set forth in this Section 5.7.

(a) Definition of Registrable Securities. As used in this Section 5.7, the term “Registrable Security” means, as of any date of determination, (a) all Warrant Shares then issued and issuable upon exercise of the Additional Warrants (assuming on such date the Additional Warrants are exercised in full without regard to any exercise limitations therein), (b) any additional shares of Common Stock issued and issuable in connection with any anti-dilution provisions in the Additional Warrants (in each case, without giving effect to any limitations on exercise set forth in the Additional Warrants), and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, registration statement hereunder with respect thereto) for so long as (i) a registration statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective registration statement, (ii) such Registrable Securities have been previously sold in accordance with Rule 144, or (iii) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Company’s transfer agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company, and all Warrants are exercisable by “cashless exercise” as provided in each of the Warrants, as reasonably determined by the Company, upon the advice of counsel to the Company). The term “Registrable Securities” means any and all of the securities falling within the foregoing definition of “Registrable Security.”

(b) Piggyback Registration Rights. As used herein, a “Registration Statement” shall mean any registration statement filed by the Company with the Commission under the Securities Act at any time or from time to time commencing on a date within one year that any Underlying Shares may be issuable to the Holder and while any Registrable Securities remain outstanding; provided, however, that a Registration Statement for the purposes hereof shall not include: (A) any registration statement (or amendment thereto) filed by the Company which has not been declared effective on or before the date hereof; (B) any registration statement on Form S-3 (or any successor form) filed by the Company for the purpose of effecting offers and sales of securities on a continuous or delayed basis pursuant to Rule 415(a)(ix) or (x) under the Securities Act; (C) a registration relating to employee benefit plans (whether effected on Form S-8 or its successor); or (D) a registration effected on Form S 4 (or its successor). If at any time or from time to time while any Registrable Securities remain outstanding, the Company shall determine to register or shall be required to register any of its Common Stock, whether or not for its own account, the Company shall:

(i) provide to each Holder written notice thereof at least seven (7) days prior to the filing of the Registration Statement by the Company in connection with such registration;

(ii) include in such registration, and in any underwriting involved therein, all those Registrable Securities specified in a written request by each Holder received by the Company within five (5) days after the Company mails the written notice referred to above. The Company may withdraw the registration at any time. If a registration covered by this Section 5.7 is an underwritten registration on behalf of the Company, and the underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration: (1) first, the securities the Company proposes to sell, (2) second, the Registrable Securities and other securities requested to be included in such registration, pro rata among the selling Holders and any other selling security holders on the basis of the number of Registrable Securities owned by each such Holder and other selling security holders. The Holders’ right to have Registrable Securities included in the first registration statement filed by the Company may be deferred to the second registration statement filed by the Company, which deferral may be continued to the third or subsequent registration statement so long as the registration statements are pursuant to underwritten offerings and the underwriter determines in good faith that marketing factors require exclusion of some or all of the Registrable Securities held by the Holders, but such deferral shall be only to the extent of such required exclusion as determined by the underwriter; and

(iii) if the registration is an underwritten registration, each Holder of Registrable Securities shall enter into an underwriting agreement in customary form with the underwriter and provide such information regarding Holder that the underwriter shall reasonably request in connection with the preparation of the prospectus describing such offering, including completion of FINRA Questionnaires.

(c) Covenants with Respect to Registration. In connection with the registration in which the Registrable Securities are included, the Company and Holder covenant and agree as follows:

(i) The foregoing registration rights shall be contingent on the Holders furnishing the Company with such appropriate information as the Company shall reasonably request, including (A) such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least seven days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder if such Holder elects to have any of the Registrable Securities included in the Registration Statement. A Holder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if it elects to have any of the Registrable Securities included in the Registration Statement. Each Holder agrees to furnish to the Company a completed selling security holder questionnaire (a “Questionnaire”) in the form provided to it by the Company not less than two Business Days prior to the filing date of such Registration Statement. The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement and shall not be required to pay any damages to such Holder who fails to furnish to the Company a fully completed Questionnaire at least two Business Days prior to the filing date. The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by it and, if required by the Commission, the natural persons thereof that have voting and dispositive control over its shares of Common Stock.

(ii) Each Holder, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement. Each Holder agrees that, upon receipt of any notice from the Company that it must suspend sales of Common Stock pursuant to the Registration Statement, it will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder is advised by the Company that such dispositions may again be made.

(iii) Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(iv) The Company shall indemnify each Holder of Registrable Securities to be sold pursuant to the registration statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including reasonable expenses reasonably incurred in investigating, preparing or defending against any claim) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement, except to the extent arising under paragraph (v) below.

(v) Each Holder owning Registrable Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and any underwriter, and each person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or reasonable expense or liability (including expenses reasonably incurred in investigating, preparing or defending against any claim) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising (A) from information furnished by or on behalf of such Holder, or their successors or assigns, for inclusion in such registration statement, or (B) as a result of use by the Holder of a registration statement that the Holder was advised to discontinue.

5.8 Execution of Voting and Lockup Agreements. Holder agrees to execute and deliver to the Company (i) a voting agreement relating to the shares of capital stock of the Company and (ii) a lockup agreement which restricts (A) the exercise and conversion of derivative securities issued by the Company and owned by Holder and (B) the resale of shares of capital stock issued by the Company and owned by Holder, each as shall be in a form substantially similar in all material respects to the forms of lockup agreement and voting agreement attached to this Agreement as Exhibits C and D, respectively.

6. Miscellaneous.

6.1 Governing Law; Consent to Jurisdiction This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the parties consents to the exclusive jurisdiction of the federal court in the Southern District of New York, New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. EACH PARTY WAIVES ITS RIGHT TO A TRIAL BY JURY. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

6.2 Confidentiality. The Holder acknowledges and agrees that the existence of this Agreement and the information contained herein and in the Exhibits hereto (collectively, “Confidential Information”) is of a confidential nature and shall not, without the prior written consent of the Company, be disclosed by the Holder to any person or entity, other than the Holder’s personal financial and legal advisors for the sole purpose of evaluating an investment in the Company, and that it shall not, without the prior written consent of the Company, directly or indirectly, make any statements, public announcements or release to trade publications or the press with respect to the subject matter of this Agreement. Notwithstanding the foregoing, the Holder may use or disclose Confidential Information (i) to the partners of the partnership entity that comprises the Holder, provided such persons are subject to confidentiality restrictions substantially similar to those set forth herein or (ii) in its filings as required pursuant to the Exchange Act and to the extent the Holder is required by law or legal process (“Required Disclosure”) to disclose such Confidential Information, provided, however, that prior to any such Required Disclosure, Holder shall give the Company reasonable advance notice of any such disclosure and shall cooperate with the Company in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of such disclosure and/or use of the Confidential Information. The Holder further acknowledges and agrees that the information contained herein and in the other documents relating to this transaction may be regarded as material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, the Holder shall not purchase or sell any securities of the Company, or communicate such information to any other person.

6.3 Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by all of the parties hereto.

6.4 Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.5 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day; (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day; (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service; or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

6.6 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

6.7 Specific Performance; Enforcement. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore, each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity. The parties agree that they shall be entitled to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they may entitled at law or in equity.

6.8 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by Holder in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by Holder to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at Holder’s election.

6.9 Independent Nature of Holders’ Obligations and Rights. The obligations of Holder under any Transaction Document are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance or non-performance of the obligations of any other Holder under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. Holder has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.

6.10 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

6.11 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company and each Holder has caused this Agreement to be executed on its behalf as of the date first written above.

AUTHENTIDATE HOLDING CORP.

Address for Notice: Connell Corporate Center 300 Connell Drive, 5th Floor Berkeley Heights, NJ 07922 Attn: President

Fax:
Name: Ian C. Bonnet Title: President and Chief Executive Officer

[HOLDER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Note Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notices to Holder:

Address for Delivery of certificated Securities for Holder (if not same as address for notices):

EIN Number:

Principal amount of Note to be Issued at Closing: $

Principal Amount of Original Notes Owned by Holder and Issue Date:

1. Prior Note issued April 24, 2015 in the Principal Amount of $500,000

EXHIBIT A

FORM OF NEW NOTE

EXHIBIT B

FORM OF ADDITIONAL WARRANT

EXHIBIT C

FORM OF LOCKUP AGREEMENT

December     , 2015

Authentidate Holding Corp.

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, NJ 07922

Attn: Ian C. Bonnet, Chief Executive Officer

Dear Mr. Bonnet:

Re:	Lockup Agreement of Lazarus Investment Partners, LLLP

The undersigned is the owner (“Securityholder”) of the various securities of Authentidate Holding Corp. (the “Company”) as set forth on Schedule A to this letter agreement (the “Agreement”).

Securityholder understands that the Company is proposing to enter into a transaction with Peachstate Health Management LLC, (d/b/a AEON Clinical Laboratories) a limited liability company formed under the laws of the state of Georgia (“Target”), which provides for the acquisition by the Company (the “Transaction”) of all of the outstanding membership interests of Target by the Company such that following the closing of the Transaction, Target will be a wholly-owned subsidiary of the Company. The Transaction is proposed to be accomplished in several steps and the Company intends to enter into a definitive transaction agreement with Target to evidence the terms and conditions of the Transaction (the “Transaction Agreement”). The undersigned Securityholder further understands that it is a condition to the closing of the Transaction that it enters into this Agreement with the Company.

The undersigned Securityholder hereby represents that the Securityholder is the sole holder (either of record or beneficially) of one or more of the following securities issued by the Company, all as described on Schedule A: shares of common stock (the “Common Stock”); shares of convertible preferred stock of the Company (the “Preferred Stock”); Restricted Stock Units (the “RSUs”); Common Stock Purchase Warrants (the “Warrants”); and certain stock options which have expiration dates subsequent to the “Measurement Date” (as defined below) (the “Options”).

The shares of Common Stock, shares of Preferred Stock, shares of Common Stock which may be issued upon the conversion of the Preferred Stock, and shares of Common Stock which may be issued upon the vesting of the RSUs may be collectively referred to herein as “Capital Stock”. The undersigned further agrees that the term “Capital Stock” shall also include any shares of Common Stock which may be acquired by the undersigned subsequent to the date of this Agreement, including shares of Common Stock which may be issued in payment of dividends on shares of Preferred Stock. The Warrants and Options may be referred to herein as the “Derivative Securities”. For purposes of clarity, the term “Derivative Securities” shall not include shares of Preferred Stock. In addition, shares of Common Stock which may be issued upon the conversion or exercise of any of the Derivative Securities may be referred to herein as the “Underlying Shares”. The Derivative Securities, Underlying Shares and the Capital Stock may be referred to herein as the “Covered Securities”. Further, as used in this Agreement, the phrase “Measurement Date” means the date that is the three (3) year anniversary of the date of the initial closing

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as contemplated by the Transaction Agreement; provided that if the Certificate of Amendment (as defined below) is filed with the Delaware Secretary of State, the Measurement Date will thereafter be the first to occur of such three year anniversary and the Expiration Date, as defined therein.

1.	Restrictions on Exercise or Conversion of Derivative Securities

(a) In connection with the Transaction, the Securityholder hereby agrees that effective as of the date of this Agreement (the “Effective Date”) and through the occurrence of the Permitted Conversion/Exercise Event (as defined below), none of the Derivative Securities owned by it shall be convertible or exercisable in any manner and the Securityholder shall have no right to convert or exercise such Derivative Securities unless and until the occurrence of the Permitted Conversion/Exercise Event. Accordingly, from and after the Effective Date and until the Permitted Conversion/Exercise Event has occurred, the undersigned Securityholder agrees that any attempt to convert or exercise any of the Derivative Securities shall be null and void. In addition, notwithstanding anything in any of the certificates or agreements evidencing any of the Derivative Securities to the contrary, during the period from the Effective Date through the occurrence of the Permitted Conversion/Exercise Event, the Company shall not be obligated to reserve any shares of Common Stock from its authorized shares of Common Stock for issuance upon the conversion or exercise of the Derivative Securities.

(b) As used herein, the “Permitted Conversion/Exercise Event” shall mean the first to occur of (A) the termination of the Transaction Agreement in accordance with its terms or (B) at 12:01 a.m. (Eastern Time) on the Measurement Date.

(c) Notwithstanding the foregoing, however, the Company agrees that the restrictions set forth in Section 1(a) of this Agreement may terminate prior to the occurrence of the Permitted Conversion/Exercise Event solely with respect to Derivative Securities upon the determination of the board of directors of the Company to waive such restrictions; provided, however, that the consent of a majority of the Series E Directors then serving on the board of directors of the Company (or if there are less than three (3) Series E Directors serving in such capacity at the time of the determination, then all of the Series E Directors must vote in favor of such determination) must be obtained as part of the consent of the board of directors to waive the restrictions set forth in Section 1(a) of this Agreement. As used in this Agreement, the term “Series E Directors” shall have the meaning ascribed to it in that certain Certificate of Designation of Series E Convertible Preferred Stock, as shall be adopted by the Company pursuant to the Transaction Agreement.

2.	Transferability Restrictions

(a) During the period commencing on the Effective Date and ending at 12:01 a.m. (Eastern Time) on the earliest of (A) the Measurement Date, (B) the termination of the Transaction Agreement in accordance with its terms, or (C) any earlier termination of this Agreement, unless sooner waived by the board of directors of the Company (such period referred to herein as the “Lock-Up Period”), the undersigned Securityholder will not, directly or indirectly, through an “affiliate”, “associate” (as such terms are defined in the General Rules and Regulations under the Securities Act of 1933, as amended (the “Securities Act”)), a family member or otherwise, offer, pledge, hypothecate, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise dispose of, or transfer or grant any rights with respect thereto in any manner (collectively, a “Transfer”), any of the Covered Securities (i) to any Person who is the beneficial or record owner of 5.0% or more of the Company’s Common Stock or (ii) to any Person who, to the best of the undersigned Securityholder’s knowledge, may become a beneficial owner of 5.0% or more of the Company’s Common Stock as a result of such transaction. The undersigned agrees that prior to any proposed Transfer of a Covered Security, the undersigned Securityholder will

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send notice to the Company of the proposed Transfer which sets forth the number of Covered Securities to be Transferred and the identity of the transferee (if known), and the undersigned Securityholder will not Transfer any Covered Security without the prior written consent (which may be provided via e-mail) of the Chief Executive Officer of the Company (or his designee), which consent shall not be withheld unless such Transfer would be reasonably likely to result in a material adverse effect on the Company; provided; further, that the Company will use its best efforts to cause the Chief Executive Officer of the Company (or his designee) to respond to the Securityholder no later than 48 hours after the Company receives notice of the proposed Transfer. Further, the undersigned Securityholder will not, during the Lock-Up Period, enter into any swap or any other agreement or any transaction that transfers, in whole or part, directly or indirectly, the economic consequence of the ownership of the Covered Securities without the prior written consent of the Chief Executive Officer of the Company (or his designee), as determined in good faith, to be received in accordance with the provisions of the immediately preceding sentence.

(b) Notwithstanding the foregoing, however, such Covered Securities may be sold or otherwise transferred in a private transaction to an affiliate of the Securityholder during the Lock-Up Period so long as the acquirer of the Covered Securities by written agreement with the Company entered into at the time of the transfer and delivered to the Company prior to the consummation of such transaction, agrees to be bound by the terms of this Agreement.

(c) As used in this Agreement, a “Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority. Further, in order to determine the beneficial ownership of a proposed buyer of Covered Securities, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

3.	Other Agreements

(a) Intentionally omitted.

(b) The undersigned Securityholder hereby agrees to the imprinting of a legend on any of the certificates or agreements evidencing the Covered Securities held by it summarizing the restrictions agreed to by it pursuant to this Agreement.

(c) Following the consummation of the initial closing of the Transaction in accordance with the Transaction Agreement, a Securityholder that was an affiliate of the Company (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) prior to such initial closing but that is no longer an affiliate of the Company following the initial closing and has not been an affiliate for at least 90 days (as determined by the board of directors of the Company) may request that the Company instruct its stock transfer agent to remove all legends on the securities issued by the Company and held by the Securityholder for at least one (1) year that were placed on such securities solely because Securityholder may have previously been an affiliate of the Company. Unless the board of directors otherwise determines, following such a request and upon the delivery by the Securityholder of all certificates, certifications and other documents requested by the Company, the Company shall instruct its stock transfer agent to remove all legends placed on the Company securities held by the Securityholder solely because of its former status as an affiliate of the Company.

(d) At the meeting of the stockholders of the Company to be convened pursuant to the Transaction Agreement, the Company hereby agrees to use commercially reasonable best efforts to seek the approval of its stockholders of an amendment to its certificate of incorporation (the “Certificate of Amendment”) to restrict the ability of a person who is not, as of the date hereof, an owner of more than

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4.99% of the outstanding shares of the Buyer’s Common Stock from becoming an owner of more than 4.99% of the outstanding shares of the Buyer’s Common Stock until the occurrence of the Permitted Conversion/Exercise Event. The Company further agrees that if the stockholders of the Company approve the foregoing amendment to the Company’s certificate of incorporation, then upon the filing by the Company of the appropriate Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, the transfer restrictions set forth in Section 2(a) of this Agreement, solely with respect to shares of Common Stock now held or subsequently acquired by the undersigned, shall immediately terminate without any further action on the part of the Company or any Securityholder.

4.	Representations of the Securityholder

(a) The undersigned Securityholder hereby represents that it is the owner of record or beneficially, of all of the Covered Securities, free and clear of any liens, claims and encumbrances, that the Covered Securities have not been assigned, pledged or otherwise transferred, nor has the Undersigned granted or sold to any other person any interest in, option on or any other right of any type or nature, to the Covered Securities.

(b) The undersigned Securityholder acknowledges and understands that unless and until the Permitted Conversion/Exercise Event occurs, the Securityholder will be unable to convert or exercise the Derivative Securities, except as expressly provided for in this Agreement. It is further agreed and acknowledged that upon the occurrence of the Permitted Conversion/Exercise Event, the restrictions set forth in Section 1 of this Agreement shall automatically expire without any further action on the part of either the Company or the Securityholder.

(c) The undersigned Securityholder (i) is an investor familiar with the business of the Company, (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment decision and make an informed decision, (iii) has the ability to bear the economic risks of this decision, (iv) has had an opportunity to ask such questions and make such inquiries concerning the Company and has received such information regarding the Company, its business, its financial condition and its prospects as the Securityholder has determined to be necessary, and (v) is an “accredited investor” as that term is defined under Rule 501(a) under Regulation D under the Securities Act (the provisions of which are known to the Securityholder).

(d) The undersigned Securityholder further represents that it has the full right, power, legal capacity and authority to enter into this agreement and to complete the transactions herein contemplated and that this agreement constitutes a valid and binding obligation of the Securityholder, and is enforceable against the undersigned Securityholder in accordance with its terms.

5.	Confidentiality

THIS AGREEMENT MAY BE DEEMED TO CONSTITUTE MATERIAL NON-PUBLIC INFORMATION OF THE COMPANY. SECURITIES LAWS RESTRICT ANY PERSON WHO HAS MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY (INCLUDING THE MATTERS WHICH ARE THE SUBJECT OF THIS AGREEMENT) FROM PURCHASING OR SELLING SECURITIES OF THE COMPANY OR FROM COMMUNICATING SUCH INFORMATION TO ANY OTHER PERSON. THE SECURITYHOLDER (BY ACCEPTANCE OF THIS AGREEMENT) AGREES THAT IT SHALL NOT PURCHASE OR SELL SECURITIES OF THE COMPANY WITH THE KNOWLEDGE OF THE MATTERS DESCRIBED IN THIS AGREEMENT UNTIL SUCH TIME AS THE MATTERS DESCRIBED IN THIS AGREEMENT ARE PUBLICLY DISCLOSED BY THE COMPANY OR ARE OF NO FORCE OR EFFECT.

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THE SECURITYHOLDER (BY RECEIPT OF THIS AGREEMENT) AGREES TO KEEP THE COMPANY’S CONFIDENTIAL INFORMATION (INCLUDING THE INFORMATION CONTAINED HEREIN) STRICTLY CONFIDENTIAL AND NOT TO DISCLOSE SUCH CONFIDENTIAL INFORMATION (INCLUDING THE EXISTENCE OR CONTENTS OF THIS AGREEMENT) TO ANYONE OTHER THAN ITS ADVISORS, INCLUDING COUNSEL AND ACCOUNTANTS, FOR THE SOLE PURPOSE OF EVALUATING THE MATTERS DESCRIBED HEREIN; PROVIDED THAT THE SECURITYHOLDER MAY DISCLOSE SUCH CONFIDENTIAL INFORMATION TO ITS PARTNERS (PROVIDED, SUCH RECIPIENT IS SUBJECT TO APPROPRIATE CONFIDENTIALITY RESTRICTIONS SUBSTANTIALLY SIMILAR IN ALL MATERIAL RESPECTS TO THE CONFIDENTIALTY REQUIREMENTS SET FORTH HEREIN), IN FILINGS UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED OR AS OTHERWISE REQUIRED BY APPLICABLE SECURITIES LAWS. THE SECURITYHOLDER AGREES TO USE THE INFORMATION CONTAINED HEREIN ONLY FOR THE PURPOSE OF EVALUATION THE MATTERS DESCRIBED IN THIS AGREEMENT AND FOR NO OTHER PURPOSE. ACCORDINGLY, THE SECURITYHOLDER AGREES NOT TO PURCHASE, SELL, HYPOTHECATE, PLEDGE OR HEDGE ANY SECURITIES OF THE COMPANY UNTIL SUCH TIME AS THE MATTERS DESCRIBED IN THIS AGREEMENT ARE PUBLICLY DISCLOSED BY THE COMPANY (WHICH THE COMPANY AGREES TO DO BEFORE OR PROMPTLY AFTER THE INITIAL CLOSING) OR OF NO FORCE OR EFFECT.

6.	General Matters

(a) The undersigned Securityholder hereby agrees that the arrangements and restrictions set forth herein shall not give rise to any breach by the Company of the Company’s obligations under any of the Covered Securities held by it.

(b) This Agreement may be signed in counterparts and shall become effective as if executed in a single, complete document upon its execution by the parties. Facsimile signatures of the undersigned parties will have the same force and effect as original signatures. This Agreement contains the entire agreement and understanding of the parties with respect to its subject matter and supersedes all prior arrangements and understandings between the parties, either written or oral, with respect to its subject matter. The provisions of this Agreement shall not be waived, modified, amended, altered or supplemented, in whole or in part, except by a writing signed by all the parties hereto. The failure or neglect of the Company to insist, in any one or more instances, upon the strict performance of any of the terms or conditions of this Agreement, or its waiver of strict performance of any of the terms or conditions of this Agreement, shall not be construed as a waiver or relinquishment in the future of such term or condition, but the same shall continue in full force and effect.

(c) Notwithstanding any other provision of this Agreement, this Agreement will not become effective unless prior to, contemporaneously herewith, or within thirty (30) days following the date hereof, agreements that are in form and substance substantially similar in all material respects to this Agreement (“Substantially Identical Agreements” and together with this Agreement “Lockup Agreements”) have been signed by all Persons set forth on Schedule C to this Agreement which such Persons constitute: (i) all the executive officers and directors of the Company as of the date hereof, (ii) each holder of 5% or more of the outstanding Common Stock of the Company determined in the same manner as is used for determining whether a holder is subject to Section 13(d) under the Securities Exchange Act of 1934, as amended (“5% Holder”), and (iii) each Person, to the actual knowledge of the Company, which would currently be a 5% Holder if all Derivative Securities held by it were currently exercisable or convertible (“Other 5% Holder”) without regard to any beneficial ownership limitations or other restrictions on exercise or conversion set forth in the certificates representing such Derivative

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Securities held by it. Schedule C lists all Persons described in clauses (i) through (iii) above that are requested to execute the Lockup Agreements pursuant to this Section. The term “Signing Holders” will mean all persons and entities who have signed Lockup Agreements, including the Securityholder under this Agreement, and the term “Diluted Holdings” shall mean all shares of Common Stock held by a holder, together with all shares of Common Stock issuable upon exercise or conversion of all Preferred Stock, Derivative Securities and other securities held by such holder which are convertible into or exercisable for shares of Common Stock of the Company.

(d) Notwithstanding any other provision of this Agreement, (i) prior to the date that the Company files with the Secretary of State of the State of Delaware the Certificate of Amendment, the Company will not terminate, release, waive or otherwise modify the restrictions of Section 2(a) of this Agreement on any shares of Capital Stock for any Signing Holder unless the same is offered to all Signing Holders, determined on a pro rata basis, in proportion to the Diluted Holdings of the requesting Signing Holder which the Company agrees to release to all the Diluted Holdings of the requesting Signing Holder immediately prior to such release; in each case subject to a Lockup Agreement; (ii) the Company will not terminate, release, waive or otherwise modify the provisions of paragraph 1(a) with respect to Derivative Securities held by any Signing Holder, unless the same is offered to all Signing Holders with respect to the Derivative Securities held by the Signing Holders on a pro rata basis, in proportion to the Derivative Securities of the requesting Signing Holder which the Company agrees to release to all the Derivative Securities of the requesting Signing Holder immediately prior to such release; in each case subject to a Lockup Agreement; and (iii) the Company will not give its consent to any Transfer requested by a Signing Holder under paragraph 2(a) above if the Transfer could adversely affect any other Signing Holder’s ability to obtain the Company’s consent of a similar Transfer of the Selling Percentage (as defined below) of its Diluted Holdings unless all Signing Holders are notified and permitted to sell their pro rata percentage of their Diluted Holdings (as determined in accordance with clause (i) of this Section 6(d)). The term “Selling Percentage” means the percentage that the number of shares of Covered Securities that a Signing Holder may Transfer as determined in accordance with clause (i) of this Section 6(d).

The Company agrees that in order to best ensure the fair and reasonable exercise of rights pursuant to this Section 6(d) by the Signing Holders, the Company shall, upon its receipt by a requesting Signing Holder of any request to Transfer Covered Securities or to take any action otherwise contemplated in this Section 6(d), the Company shall promptly notify the other Signing Holders of the request submitted to the Company and shall advise such other Signing Holders of their rights hereunder. In the event that following such notice, the Company determines that to permit Signing Holders to exercise their rights hereunder would adversely affect the Company or the other Signing Holders, then the Company shall have the authority to (i) deny any requested Transfers of Capital Stock or conversions or exercises of Derivative Securities or (ii) proportionally reduce, as determined in the first paragraph of this Section 6(d), the number of Covered Securities that the Signing Holders may Transfer or the number of Derivative Securities that the Signing Holders may convert or exercise, as the case may be. For the purpose of clarity, to the extent a Signing Holder wishes to Transfer Covered Securities or convert or exercise Derivative Securities, such action must be taken within 30 days of the date that the Company notifies the Signing Holders of the extent to which such action may be taken pursuant to this Section 6(d), following which, the right of a Signing Holder to Transfer such Covered Securities or convert or exercise such Derivative Securities shall expire unless it subsequently requests another opportunity to take such action.

(e) This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law. The undersigned parties hereby irrevocably submit to the non-exclusive jurisdiction of the state and federal courts sitting in the

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City of New York, Borough of Manhattan, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

(f) The undersigned Securityholder is not entitled to cancel, terminate or revoke this Agreement and it shall survive the death or disability of the Securityholder and shall be binding upon his/her/its heirs, executors, administrators, successors, legal representatives, and permitted assigns.

(g) The Securityholder acknowledges and agrees that the Company’s remedy at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and, in recognition of this fact, in the event of a breach or threatened breach by the Securityholder of any of the provisions of this Agreement it is agreed that, in addition to its remedy at law, the Company shall be entitled, without posting any bond, to equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available. Nothing herein contained shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach.

(h) The Securityholder has been advised and had the opportunity to consult with an attorney or other advisor prior to executing this agreement. The Securityholder understands, confirms and agrees that neither counsel to the Company (Becker & Poliakoff LLP) nor counsel to Target (Troutman & Sanders LLP) has acted or is acting as counsel to the Securityholder and that the Securityholder has not relied upon any legal advice except as provided by its own counsel. The Securityholder represents and warrants that it has duly authorized its representative to execute this agreement on its behalf.

Remainder of page intentionally left blank; signature page follows.

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IN WITNESS WHEREOF, the parties have caused this agreement to be duly executed as of the date first set forth above.

SECURITYHOLDER:

Signature

Print Name:

Agreed to and accepted:

Authentidate Holding Corp.

By: Ian C. Bonnet
Title: Chief Executive Officer

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EXHIBIT D

FORM OF VOTING AGREEMENT